Dear SMT Fund Shareholder,

The performance of the SMT Fund relative to market indices for the period ending May 31, 2000 was as follows:


                                                  CALENDAR                         SINCE INCEPTION
                              QUARTER            YEAR-TO-DATE     ONE YEAR          (ANNUALIZED)
                              (3/01/00-5/31/00)  (1/1/00-5/31/00) (5/31/99-5/31/00) (6/5/98-5/31/00)
                              -----------------  ---------------- ----------------- ----------------

The SMT Fund                  -10.77%               -7.05%           -7.34%            23.37% (11.12%)


S&P 500                         4.29%               -2.82%           10.47%            33.70% (15.70%)


Dow Jones Industrial Avg.       3.89%               -8.48%           -0.35%            18.62% (8.95%)

NASDAQ                        -27.59%              -16.43%           40.58%            92.15% (38.80%)



The differential in performance between the SMT Fund and the above indices was primarily due to being mostly out of the market during the last quarter of 1999, during which time the markets appreciated significantly.

As I discussed in the 1999 year end letter, the component of the timing system that kept the fund in cash during that period was based on traditional valuation measures, such as price earnings ratios, breadth, and volatility. Historically these measures have been reliable for determining limits to extreme market valuations. In today's economic and market environment these indicators have been proven less reliable hence the removal of this component of the system at the end of 1999.

The SMT Fund invested primarily in NASDAQ stocks during the past year. Apart from the fourth quarter of 1999, for which the above changes were made, we are very pleased with fund performance. This was highlighted during the last (March, April, May) quarter when the SMT Fund avoided significant declines experienced by the NASDAQ.

                     SMT FUND      S&P 500       DJIA       NASDAQ
                     --------      -------       ----       ------

31-Mar-2000           -0.47%         9.8%        7.8%       -2.59%
30-Apr-2000           -2.51%        -3.0%       -1.7%      -15.52%
31-May-2000           -6.60%        -2.1%       -2.0%      -11.89%


There were two major themes in the financial markets during this reporting period:

o Significant volatility during the last six months - many technology stocks that soared during 1999 came crashing back to earth in early 2000.

o Investors increasingly focused on corporate profits of old economy stocks, and many companies that failed to deliver profits to their shareholders were punished.



SMT has just completed an extensive strategic planning process. This process has clearly defined company objectives to most effectively serve our clients and shareholders. The resultant changes focused on improving technology, organizational structure, and client relations.

Technologically, we have contracted with a Denver based inter-net firm to build a site through which we can more effectively communicate fund information. This will be an extensive project that will be finished sometime before the end of 2000. Internally, our market data now comes directly from New York over a T-1 providing extremely accurate and timely data.

Over the past year SMT has added three new names to its team. Ken Eiseler started in December of 1999 as Senior Equities Analyst. Jerri Kindlinger replaced Tina Partlo when she retired from the position of office manager in April. Chris Allard is the newest person, having started in June. Chris has many responsibilities, but is primarily coordinating efforts to enhance information distribution, sales development and shareholder contact.

U.S. and foreign markets may remain volatile for some time because of rising interest rates and because of difficulties the markets have had in valuing high-growth technology companies. While the Fed traditionally refrains from raising interest rates during presidential elections, it has made clear its intention to continue raising rates as necessary to ensure that inflation remains in check. Technology and telecommunications companies in the United States and elsewhere are producing innovative new products and infrastructure that could result in many years of above average growth. While further Fed rate hikes could put pressure on more traditional sectors of the economy, many industry leading technology companies have little debt, making them somewhat immune to the effects of rising interest rates. The SMT Fund will continue to invest in market-leading sectors with the potential to appreciate.

As always the objective of everyone at SMT is to provide our shareholders with the utmost in integrity and service. We look forward to many years of continued partnership.

Very Truly Yours,


Craig M. Pauly
President

                                [OBJECT OMITTED]

                     Growth of a $10,000 Investment (graph)
                     --------------------------------------

                         The SMT Fund        $ 12,337
                         The S&P 500         $ 13,370






--------------------------------------------------------------------------------
                           Average Annual Total Return
                              For the Period Ending
                                     5/31/00

         Since Inception                     11.12%
         (6/5/98)

         One Year                            -7.34%


 Past performance does not predict future performance. The value of your shares may fluctuate and be worth more or less than their original cost at the time of redemption.

--------------------------------------------------------------------------------

SMT FUND
SCHEDULE OF INVESTMENTS
As of May 31, 2000



                                                            Number      Market
                                                           of Shares    Value


Holding Company Depositary Receipts - 48.23%
============================================

Biotech Holders Trust Depository                            17,000  $ 2,218,500
Internet Holders Trust Depository                           21,000    2,235,188
                                                                      ----------
Total Holding Company
---------------------
     (Cost $4,455,016)                                                4,453,688
                                                                      ----------


Long -Term Unit Investment Trust - 51.24%
=========================================

NASDAQ 100 Trust Unit Service 1                             57,000    4,731,000
                                                                      ----------
Total Long-Term Unit Investment Trust
-------------------------------------
     (Cost $4,633,445)                                                4,731,000
                                                                      ----------


Money Market - 0.10%
====================

Firstar Bank Treasury  Fund                                 9,436      $ 9,436
                                                                        -------
5.35%
Total Money Market
------------------
     (Cost $9,436)                                                        9,436
                                                                        -------

Total Investments - 99.57%
--------------------------
     (Cost $9,097,897)                                                9,194,124

Other Assets and Liabilities, Net - 0.43%                                39,566
=========================================

Net Assets - 100%
----------------                                                   $  9,233,690
                                                                    ============




The accompanying notes are an integral part of these financial statements.

SMT FUND
STATEMENT OF ASSETS AND LIABILITIES
As of May 31, 2000


ASSETS

     Investments, at value (cost $ 9,097,897) ................       $ 9,194,124
     Receivable interest......................................            25,772
     Receivable other ........................................            70,392
     Deferred organization costs..............................            26,029
                                                                       ---------
     Total assets ............................................         9,316,317

LIABILITIES

     Accrued management fees..................................            13,816
     Accrued other fees.......................................             4,019
     Payable to custodian.....................................            64,792
                                                                          ------
     Total liabilities .......................................            82,627

NET ASSETS ...................................................     $   9,233,690
                                                                     ===========

Net assets consist of:
     Paid-in capital .........................................        12,197,118
     Net unrealized appreciation  in value of investments ....            96,227
     Accumulated undistributed net realized gain on investments      (3,059,655)
                                                                     -----------
     Net assets ..............................................      $  9,233,690
                                                                      ==========

Shares of capital stock
     outstanding (no par value,
     unlimited shares authorized).............................         1,591,953

Net asset value, offering
     and redemption price per share ..........................            $ 5.80






  The accompanying notes are an integral part of these financial statements.

SMT FUND
STATEMENT OF OPERATIONS
For  the year ended May  31,  2000



INVESTMENT INCOME
Income:
     Interest ................................................       $   352,665
     Dividends ...............................................            28,372
                                                                         -------
          Total investment income ............................           381,037
                                                                       ---------

Expenses:
     Management fees expense..................................           688,893
     Trustee fee expense .....................................             7,502
     Organization expense.....................................             9,183
     Miscellaneous expense....................................             1,019
                                                                     -----------
     Total expenses...........................................           706,597
                                                                     -----------
NET INVESTMENT INCOME (LOSS)..................................         (325,560)
                                                                     -----------

REALIZED AND UNREALIZED GAIN(LOSS)
     ON INVESTMENTS
     Net realized gain (loss) on investments..................         (574,477)
     Change in unrealized appreciation of investments ........            38,081
                                                                   -------------
         Net realized and unrealized gain (loss) on investments        (536,396)

INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS ...............................     $   (861,956)
                                                                    ============






 The accompanying notes are an integral part of these financial statements.

SMT FUND
STATEMENT OF CHANGES IN NET ASSETS For the Year ended May 31, 2000


                                                                          Year                        Year
                                                                          Ended                       Ended
                                                                         May 31,                      May 31,
                                                                          2000                         1999
                                                                          ----                         ----

INCREASE (DECREASE) IN NET ASSETS
Operations:
     Net investment income (loss).............................        $  (325,560)                    $  (211,439)
     Net change in unrealized appreciation  of investments ...             38,081                          58,146
     Net realized gain (loss) on investments .................           (574,477)                      2,961,344
                                                                         ---------                       ---------
     Increase (decrease) in net assets resulting from operations         (861,956)                      2,808,051
                                                                         ---------                       --------

Dividends and distributions to shareholders from:
     Net realized gains ......................................         (3,929,604)                       (979,918)
                                                                         ---------                      ---------
Total decrease in net assets resulting from distributions.....         (3,929,604)                       (979,918)

Capital share transactions:
     Proceeds from shares sold ...............................          9,063,507                       15,962,586
     Dividend reinvested .....................................          3,929,604                          979,918
     Cost of shares redeemed......................                    (15,497,851)                      (2,240,647)
                                                                       ------------                     -----------
         Increase (decrease) in net assets resulting from capital share
      transactions ...........................................         (2,504,740)                       14,701,857
                                                                        ----------                      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS.......................         (7,296,300)                       16,529,990


NET ASSETS:
     Beginning of period .....................................         16,529,990                             -----
     End of period (including accumulated undistributed net
          investment income $0 and $0 respectively) .........         $ 9,233,690                       $ 16,529,990
                                                                       =========                        ============

Shares of capital stock of the Fund sold and redeemed:
     Shares sold .............................................          1,218,559                          1,451,269
Shares reinvested.............................................            609,415                             87,885
     Shares redeemed..........................................         (1,585,640)                          (189,535)
                                                                       -----------                        ----------
   NET INCREASE IN NUMBER
     OF SHARES OUTSTANDING ...................................            242,334                          1,349,619
                                                                       ===========                        ==========






The accompanying notes are an integral part of these financial statements.

SMT FUND
FINANCIAL HIGHLIGHTS


                                                                     Year            Year
                                                                     Ended           Ended
                                                                    May 31,         May 31,
                                                                     2000           1999(a)
                                                                     -----          -------

PER SHARE OPERATING
     PERFORMANCE:
Net asset value, beginning ...................................      $ 12.25         $ 10.00
          Income from investment
     Operations:
     Net investment income ...................................        (0.21)         (0.22)
     Net realized and unrealized
          gain (loss) on investments..........................        (0.08)          3.44
                                                                      -----           ----
     Total from investment income ............................        (0.29)          3.22
Less distributions:
     Dividends from realized gains ..........................         (6.16)         (0.97)
     Dividend from net investment income......................         0.00           0.00
                                                                       ----           ----
Total distribution ..........................................         (6.16)          (0.97)

Net asset value at end of period .............................      $   5.80        $ 12.25
                                                                       =====          =====

TOTAL RETURN .................................................       (7.34)%          33.14%

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period................................    $ 9,233,690      $ 16,529,990

Ratio of expenses to average net assets ......................          4.99%         4.99% (b)

Ratio of net investment income to average net assets .........        (2.30%)        (1.94%) (b)


Portfolio turnover ...........................................      23,116.67%       10,710.86%



(a)  For the period June 5, 1998 (commencement of operations) to May 31, 1999.
(b)  Annualized.



The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

Note 1 - General

The SMT Fund (the "Fund") was organized as a series of Securities Management & Timing Funds, an Ohio business trust (the"Trust") on February 20, 1998. The SMT Fund is a diversified, open-end mutual fund whose investment objective is to provide a "higher total return over the long term than the total return of the United States equity markets." Prior to July 20, 1999 the investment objective was to provide long term capital appreciation. The Fund seeks to achieve its objective by following a market timing strategy which is based on a proprietary investment model developed by Securities Management & Timing, Inc., the Fund's adviser. The Fund attempts to be "in the market" (invested in a broad range of common stocks) when the market is rising and "out of the market" (invested in money market instruments) when the market is declining.

The Adviser's market timing strategy uses a proprietary, computer-driven technical model that generates buy and sell signals. When the technical indicators in the model generate a buy signal, the Fund will substantially invest in a broad range of high quality stocks selected by the Adviser. When the indicator generates a sell signal, the stocks will be sold and the proceeds invested in money market instruments.


Note 2 - Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

         A)   Security Valuations

Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, subject to review of the Board of Trustees of the Trust.

         B)   Securities Transactions and Related Income

Securities transactions are recorded on a trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date.

         C)   Dividends and Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis, and intends to distribute its net long-term capital gains and its short-term capital gains at least once a year. However, to the extent that net realized gains of the Fund could be reduced by any capital loss carry-overs, such gains will not be distributed.

         D)   Federal Income Taxes

It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

         E)   Expenses

Organizational costs represent costs incurred in connection with the organization and the initial public offering of the Fund. Organizational costs are deferred and will be amortized on a straight-line basis over five years. In the event that the original shareholder (or any subsequent transferee) redeems any of its original capital (seed capital) prior to these organizational costs being fully amortized, the redemption proceeds will be reduced by a pro-rata portion of any then unamortized organizational costs. At May 31, 2000, the unamortized balance was $ 26,029.

         F)   Estimates

Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.




Note 3 - Agreements and Other Transactions with Affiliates

The Fund retains Securities Management & Timing, Inc., (the "Adviser") to manage the Fund's investments. The Fund is authorized to pay the Adviser a fee equal to an annual average rate of 4.95% of its average daily net assets, minus the amount by which the Fund's total expenses (including organizational expenses, but excluding brokerage, taxes, interest and extraordinary expenses) exceeds 4.99%. The Adviser pays all of the operating expenses of the Fund except brokerage, taxes, interest, fees and expenses on non-interested persons trustees and extraordinary expenses. For the year ended May 31, 2000 the Adviser earned $ 688,893. The officers of the Adviser are also officers, directors, and shareholders of the Fund.

Note 4- Securities Transactions

The cost of securities for federal income tax purposes was $9,097,897 at May 31, 2000.

For the year ended May 31, 2000, purchases and sales proceeds from investment securities, excluding short-term investments were as follows:

                                        Purchases           Sales
The SMT Fund                          $ 833,372,764     $ 839,504,180

Note 5- Unrealized Appreciation (Depreciation)

For the year ended May 31, 2000, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

                                                                                     Net Appreciation
      Fund                                     Appreciation             Depreciation             (Depreciation)
      ------------                             ------------             ------------             --------------
      SMT Fund                                $ 114,046              $   (17,819)                 $   96,227




Note 6- Reclassification of Capital Accounts

In accordance with AICPA Statement of Position 93-2, the components of nets assets of the Fund have been reclassified to the extent that the net investment loss of ($325,560) sustained during the period ended May 31, 2000, which represents a permanent difference for income tax purposes, has been reclassified as a decrease in accumulated undistributed net realized gain on investments.

                          INDEPENDENT AUDITOR'S REPORT



To The Shareholders and
Board of Trustees
The SMT Fund

We have audited the accompanying statement of assets and liabilities of the SMT Fund, including the schedule of portfolio investments, as of May 31, 2000, and the related statement of operations, the statement of changes in net assets, and financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of May 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the SMT Fund as of May 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated in conformity with generally accepted accounting principles.



McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
June 21, 2000